UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 5, 2015
AMERICAN GRAPHITE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)
Nevada	000-54521	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3651 Lindell Rd., Ste D#422, Las Vegas, Nevada		89103
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(702) 473-8227
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 5, 205, Rick Walchuk resigned as a director of our company.  Mr. Walchuk's resignation was not the result of any disagreement with our company regarding our operations, policies, practices or otherwise.

Mr. Con Evan Anast acts as our president, chief executive officer, chief financial officer, secretary, treasurer and sole director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN GRAPHITE TECHNOLOGIES INC.

Date: January 6, 2015	By:	/s/ Con Evan Anast
Name: Con Evan Anast
Title: President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director